UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2021

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8430 Spires Way

Frederick, Maryland 21701

(Address of principal registered offices, including zip code)

(800) 525-1698

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 26, 2021, TOMI Environmental Solutions, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell in a registered direct offering (the “Registered Direct Offering”) 2,869,442 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to the Purchasers at a purchase price of $1.7425 per share and a Warrant (as defined herein) to purchase one half of one share of Common Stock. Pursuant to the Purchase Agreement, in a concurrent private placement (together with the Registered Direct Offering, the “Offerings”), the Company is also selling to the Purchasers unregistered warrants (the “Warrants”) to purchase up to an aggregate of 1,434,721 shares of Common Stock, representing 50% of the shares of Common Stock that may be purchased in the Registered Direct Offering (the “Warrant Shares”). The Warrants are exercisable at an exercise price of $1.68 per share, are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance.

The gross proceeds to the Company from the transaction are approximately $5.0 million, before deducting the placement agent’s fees and other estimated offering expenses. The Company intends to use the net proceeds from this offering for sales and marketing expenses associated with the Company’s products, advertising, purchase of inventory and other general corporate purposes. The Offerings are expected to close on September 29, 2021, subject to satisfaction of customary closing conditions.

The Shares were offered and sold by the Company under a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to an effective shelf registration statement on Form S-3, which was filed with the SEC on November 4, 2020 and subsequently declared effective on November 13, 2020 (File No. 333-249850).

The Purchase Agreement included customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, certain other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company and (iii) may be qualified by confidential disclosure schedules. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Under the Company’s engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as exclusive placement agent for the issuance and sale of the Shares and Warrants, the Company agreed to pay Wainwright an aggregate fee equal to 6.0% of the gross proceeds received by the Company from the sale of the securities in the transaction. Pursuant to the Engagement Letter, the Company also issued to designees of Wainwright warrants to purchase up to 6.0% of the aggregate number of shares of Common Stock sold in the transactions (the “Placement Agent Warrants”). Subject to certain ownership limitations, the Placement Agent Warrants are immediately exercisable at an exercise price equal to 125% of the offering price per share of Common Stock in the offering, subject to customary adjustments as provided under the terms of the Placement Agent Warrants. The Placement Agent Warrants are exercisable for five years from the commencement of sales of the shares being offered.

None of the Warrants, the Placement Agent Warrants, the Warrant Shares or the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants (the “Placement Agent Warrant Shares”) are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants, Warrant Shares, Placement Agent Warrants and Placement Agent Warrant Shares will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

The form of Purchase Agreement, the form of the Warrant and the form of Placement Agent Warrant are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the opinion relating to the legality of the issuance and the sale of the Shares is attached as Exhibit 5.1 hereto.

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Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Warrants, the Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On September 27, 2021, we issued a press release announcing the pricing of the transactions described in Item 1.01 of this Report. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant
4.2	Form of Placement Agent Warrant
5.1	Legal Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)
10.1	Form of Securities Purchase Agreement, dated as of September 26, 2021, between TOMI Environmental Solutions, Inc. and the purchasers named therein
99.1	Press release issued September 27, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021

TOMI ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ Halden Shane
Name:	Halden Shane
Title:	Chief Executive Officer

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